UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Quad/Graphics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! QUAD/GRAPHICS, INC. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET Vote Virtually at the Meeting* May 22, 2024 9:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/QUAD2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V37202-P05443 C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC PO BOX 1342 BRENTWOOD, NY 11717 You invested in QUAD/GRAPHICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2024. We strongly encourage our shareholders to access the Annual Meeting via webcast or telephone, rather than attending the meeting in person. Get informed before you vote View the Notice of Annual Meeting of Shareholders to be held May 22, 2024, the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders and the Company’s 2023 Annual Report to Shareholders online, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V37203-P05443 1. Election of Directors For Nominees: 01) Douglas P. Buth 02) Beth-Ann Eason 03) Kathryn Quadracci Flores 04) John C. Fowler 05) Stephen M. Fuller 06) Christopher B. Harned 07) Melanie A. Huet 08) J. Joel Quadracci 09) Jay O. Rothman 10) John S. Shiely NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.